--------------------------------------------------------------------------------

INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust
                       Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust
SERVICING AGENT        Co.
                       c/o NFDS
                       P.O. Box 419729
                       Kansas City, MO 64141-6729

INDEPENDENT            Price Waterhouse LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Greenwich Plaza, Suite
                       100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       John W. Chandler
                       Leo R. Futia
                       Charles E. Reed
                       Paul Craig Roberts
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Charles Heebner
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT and
                       SECRETARY/TREASURER
                       Jack M. Houston
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

         An Investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per share net asset value.

         This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                       VLF612153

                      ------------------------------------

                                 ANNUAL  REPORT
                      ------------------------------------
                               DECEMBER 31, 1996
                    ----------------------------------------

                                   VALUE LINE
                                CASH FUND, INC.

                                     [LOGO]

THE VALUE LINE CASH FUND, INC.

                                                               To Our Value Line
-------------------------------------------

To Our Shareholders:

For the year ended December 31, 1996, the yield for The Value Line Cash Fund, Inc. was 5.00%. This was better than the average taxable money market fund return of 4.80%, ranking the Fund 93rd out of 288 Money Market Instrument Funds for calendar year 1996 as compiled by Lipper Analytical Services. Lipper ranks the Fund 30th out of 175 for the past 5 years and 15th out of 106 for the last 10 years. Total net assets of the Fund at year end were $361.8 million; the average days to maturity stood at 50 days, slightly less than where it began the year at 54 days.

We continue to place priority on securities of the highest quality. During the past year, we increased the Fund's exposure to both U.S. Government Agency Obligations (55.6%) and other first-tier securities. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized organizations -- for example, P-1 by Moody's Investors Service and A-1 by Standard & Poor's Corporation.) No investments with ratings below the first-tier level are currently being considered. In addition, any commercial paper issuer evaluated by The Value Line Investment Survey must carry a minimum Safety rank of 3 and a Financial Strength Rating of B or higher.

In January 1996, the Federal Reserve decreased the Federal Funds rate to 5.25%, its only adjustment to short-term rates in 1996. Indications of strength in the economy, particularly in the second quarter of last year led many market participants to believe the Fed would have to reverse its course and raise rates in order to prevent above-trend growth. Long-term rates rose over 1.25% in anticipation of this, but began to fall later in the year as the economy's growth moderated. The Fed appeared vindicated as we returned to a more moderate growth, benign inflation environment towards year end. However, labor markets remain tight, and any elevation of price pressures could signal the Fed into action. (Please see the accompanying Economic Observations for a detailed discussion of the economy, inflation and interest rates.)

We appreciate your confidence in The Value Line Cash Fund, and we look forward to serving your investment needs in the future.

                Sincerely,

                /s/ Jean Bernhard Buttner

                Jean Bernhard Buttner
                CHAIRMAN and PRESIDENT

February 26, 1997

--------------------------------------------------------------------------------

                                                  THE VALUE LINE CASH FUND, INC.

Cash Fund Shareholders
-------------------------------------------

Economic Observations

The signs continue to point toward a moderation in the rate of economic growth. For example, not only are the nation's factories a little less busy these days, but improvements in the auto, housing, and retail markets all appear to be leveling off. To be sure, there are still isolated instances in which selected sectors are gaining in strength. On the whole, though, the next few quarters should see a somewhat slower rate of economic expansion, with real, inflation-adjusted gross domestic product increasing on an average of 2.0%-2.5%.

Inflation, meanwhile, continues to be practically nonexistent, with prices at both the producer (or wholesale) and consumer levels either falling or going up marginally. This healthy inflation trend, moreover, is unlikely to be reversed anytime soon given the lack of serious shortages on either the labor or the raw materials fronts.

Interest rates, meanwhile, reflecting the very modest rate of economic growth and the benign nature of inflation, are unlikely to change all that much over the next year. Nevertheless, we caution that recent remarks by Federal Reserve Chairman Alan Greenspan, in which he noted that the Fed has, in the past, occasionally raised rates before higher inflation actually took hold would seem to suggest that whatever changes in borrowing costs may evolve over the next few quarters will probably involve a move toward higher rather than lower rates.

Finally, we believe that these basic themes, in which moderation prevails on the economic growth, inflation, and interest-rate fronts, will remain in place over the course of the current year. In fact, barring an unsettling series of currency, political, or military shocks in the international markets, overall stability should persist into 1998.

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

Schedule of Investments
-------------------------------------------

  Principal
    Amount                                                                                   Maturity       Value
(in thousands)                                                                    Rate+        Date+    (in thousands)
----------------------------------------------------------------------------------------------------------------------
                                                          U.S. GOVERNMENT AGENCY OBLIGATIONS (55.6%)

$      1,000    Federal Farm Credit Banks...................................       4.06     (3)   2/12/97 $        999
      15,000    Federal Farm Credit Banks...................................       5.32(1)     5/21/97        14,997
       9,000    Federal Farm Credit Banks...................................       5.38(3)      7/1/97         8,998
      10,000    Federal Farm Credit Banks...................................       5.60        11/3/97        10,004
       5,000    Federal Home Loan Banks.....................................       5.23        3/26/97         4,939
      20,000    Federal Home Loan Banks.....................................       5.32(2)     8/14/97        19,990
      10,000    Federal Home Loan Banks.....................................       5.50(3)     9/26/97         9,994
      10,000    Federal Home Loan Banks.....................................       5.21(3)     10/2/97         9,995
      18,000    Federal Home Loan Mortgage Corp.............................       5.26         1/3/97        17,995
      25,000    Federal Home Loan Mortgage Corp.............................       5.70         1/7/97        24,976
       5,000    Federal Home Loan Mortgage Corp.............................       5.41(2)      7/3/97         4,999
      10,000    Federal National Mortgage Association.......................       5.26(1)     2/21/97         9,999
      10,000    Federal National Mortgage Association.......................       5.42(3)      5/2/97         9,998
      10,000    Federal National Mortgage Association.......................       5.45(1)     6/20/97        10,003
       3,000    Federal National Mortgage Association.......................       5.43(3)     9/12/97         2,998
      10,000    Federal National Mortgage Association.......................       5.38(3)     11/4/97         9,993
      10,000    Federal National Mortgage Association.......................       5.25(2)     12/9/97         9,996
      10,000    Federal National Mortgage Association.......................       5.38        12/9/97         9,983
       5,000    Student Loan Marketing Association..........................       5.54(2)      3/3/97         5,000
       5,270    Student Loan Marketing Association..........................       5.57(2)    10/30/97         5,276
--------------                                                                                          --------------

     201,270    TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS...................                                 201,132
--------------                                                                                          --------------

                                                                              COMMERCIAL PAPER (24.2%)

                BANK (1.9%)
       7,000    Deutsche Bank Financial Inc.................................       5.49         5/1/97         6,872
--------------                                                                                          --------------
                CHEMICAL-DIVERSIFIED (1.6%)
       6,000    Air Products & Chemicals, Inc...............................       5.45        2/11/97         5,963
--------------                                                                                          --------------
                CHEMICAL-SPECIALTY (2.0%)
       7,100    Nalco Chemical Co...........................................       5.46        1/23/97         7,076
--------------                                                                                          --------------

--------------------------------------------------------------------------------

                                                  THE VALUE LINE CASH FUND, INC.

                                                               December 31, 1996
-------------------------------------------

  Principal
    Amount                                                                                   Maturity       Value
(in thousands)                                                                    Rate+        Date+    (in thousands)
----------------------------------------------------------------------------------------------------------------------
                DRUG (3.9%)
  $    7,000    Glaxo Wellcome PLC..........................................       5.29%       2/14/97    $    6,955
       7,000    Warner-Lambert Co...........................................       5.30         1/2/97         6,999
--------------                                                                                          --------------
      14,000                                                                                                  13,954
--------------                                                                                          --------------
                ELECTRONICS (1.6%)
       6,000    Avnet Inc...................................................       5.60         3/3/97         5,943
--------------                                                                                          --------------
                FINANCIAL SERVICES (3.9%)
       7,000    Ford Motor Credit Corp......................................       5.31        1/13/97         6,988
       7,000    IBM Credit Corp.............................................       5.31         1/7/97         6,994
--------------                                                                                          --------------
      14,000                                                                                                  13,982
--------------                                                                                          --------------
                FOREIGN ELECTRONICS/ENTERTAINMENT (1.9%)
       7,000    Hitachi America, Ltd........................................       5.55        3/11/97         6,925
--------------                                                                                          --------------
                INSURANCE-LIFE (1.9%)
       7,000    Jefferson-Pilot Corp........................................       5.46        1/23/97         6,977
--------------                                                                                          --------------
                MACHINERY (1.9%)
       7,000    Dover Corp..................................................       5.34        1/13/97         6,987
--------------                                                                                          --------------
                RAILROAD (1.7%)
       6,000    Norfolk Southern Corp.......................................       5.33         2/5/97         5,969
--------------                                                                                          --------------
                SECURITIES BROKERAGE (1.9%)
       7,000    Goldman Sachs Group, L.P....................................       5.43         1/7/97         6,994
--------------                                                                                          --------------

      88,100    TOTAL COMMERCIAL PAPER......................................                                  87,642
--------------                                                                                          --------------

                                                                         CORPORATE SECURITIES (5.8%)

                BANK (1.9%)
       7,000    Bank of America-Illinois....................................       5.85        9/30/97         7,002
--------------                                                                                          --------------
                FINANCIAL SERVICES (3.9%)
       7,000    Associates Corp. N.A........................................       6.88        1/15/97         7,005
       7,000    FCC National Bank...........................................       5.36        1/27/97         7,000
--------------                                                                                          --------------
      14,000                                                                                                  14,005
--------------                                                                                          --------------

      21,000    TOTAL CORPORATE SECURITIES..................................                                  21,007
--------------                                                                                          --------------

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

Schedule of Investments
-------------------------------------------

  Principal
    Amount                                                                                   Maturity       Value
(in thousands)                                                                    Rate+        Date+    (in thousands)
----------------------------------------------------------------------------------------------------------------------
                                                                TAXABLE MUNICIPAL SECURITIES (11.8%)

$      7,000    Arkansas, Development Financial Authority, Industrial
                  Facilities Revenue, (Potlatch Corp. Projects) Ser 1995-B
                  LOC-Credit Swiss (weekly put).............................       5.70     (2)    8/1/30 $      7,000
       7,000    De Kalb County, Georgia, Development Authority Revenue,
                  Emory University Project (commercial paper)...............       5.50        3/13/97         7,000
       7,000    Mississippi Business Financial Corp., Industrial Development
                  Revenue Bonds, Series 1994, (Bryan Foods, Inc. Project)
                  Gtd.-Sara Lee Corp. (weekly put)..........................       5.70(2)      2/1/19         7,000
      15,000    Palmdale California, Community Redevelopment Agency, Special
                  Obligations Revenue Bonds.................................       6.75       11/15/97        15,116
       6,475    State of Texas, Veterans Housing Assistance, Refunding
                  Bonds, Series 1994 A-2, General Obligation - Pledge
                  (weekly put)..............................................       5.88(2)     12/1/33         6,475
                                                                                                        --------------

      42,475    TOTAL TAXABLE MUNICIPAL SECURITIES..........................                                  42,591
--------------                                                                                          --------------

                                                                        ASSET BACKED SECURITIES (2.9%)

       7,500    Carco Auto Loan Master Trust, Class A-1, Money Market
                  Extendible Certificates Ser-1993-2........................       5.66(3)     7/15/97         7,500
       3,122    WFS Financial 1996-C Owner Trust Class A-1, (quarterly
                  paydown, interest and principal)..........................       5.63(4)     9/20/97         3,122
                                                                                                        --------------

      10,622    TOTAL ASSET BACKED SECURITIES...............................                                  10,622
--------------                                                                                          --------------

     363,467    TOTAL INVESTMENTS (100.3%) (AMORTIZED COST $362,994)........                                 362,994
--------------                                                                                          --------------

--------------------------------------------------------------------------------

                                                  THE VALUE LINE CASH FUND, INC.

                                                               December 31, 1996
-------------------------------------------

  Principal                                                                                            Value
    Amount                                                                                     (in thousands, except
(in thousands)                                                                                   per-share amount)
----------------------------------------------------------------------------------------------------------------------

                                                                         REPURCHASE AGREEMENT (5.8%)
                                                                        (including accrued interest)

$     20,770    Collateralized by $20,380,000 U.S. Treasury Notes, 6 3/8%,
                  due 1/15/00 with a value of $21,218,000 (with Morgan
                  Stanley & Co., Inc. 6.25%, dated 12/31/96, due 1/2/97,
                  delivery value of $20,777,212)............................                            $     20,774

                EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (6.1%).....                                 (21,971  )
                                                                                                        --------------

$    384,237    NET ASSETS (100.0%).........................................                            $    361,797
--------------                                                                                          --------------

                NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
                  OUTSTANDING SHARE.........................................                                   $1.00
                                                                                                        --------------

RATE RESET FREQUENCY FOR FLOATING RATE SECURITIES AT DEC. 31, 1996:
(1) DAILY (2) WEEKLY (3) MONTHLY (4) QUARTERLY

+ THE RATE SHOWN ON FLOATING RATE SECURITIES REPRESENTS THE YIELD AT THE END OF THE REPORTING PERIOD. THE MATURITY DATES ON THESE TYPES OF SECURITIES REFLECT THE FINAL MATURITY DATES.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

Statement of Assets and Liabilities
                                      Statement of Operations
at December 31, 1996
                                      for the year ended December 31, 1996
------------------------------------------------------------------------

                      Dollars
       (in thousands except per share amount)
                  ----------------
Assets:
Investments at value:
  (Amortized cost--$362,994).............  $ 362,994
Repurchase agreement.....................     20,774
Cash.....................................        180
Interest receivable......................      1,865
Receivable for capital shares sold.......      6,959
                                           ---------

    Total Assets.........................    392,772
                                           ---------

Liabilities:
Payable for capital shares repurchased...     30,597
Accrued expenses:
  Advisory fee...........................        175
  Other..................................        203
                                           ---------
    Total Liabilities....................     30,975
                                           ---------
Net Assets...............................  $ 361,797
                                           ---------
Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 361,957,647 shares)........  $  36,196
Additional paid-in capital...............    325,762
Accumulated net realized loss on
  investments............................       (161)
                                           ---------
    Net Assets...........................  $ 361,797
                                           ---------

Net Asset Value, Offering and Redemption
  Price per Outstanding Share............  $    1.00
                                           ---------

                       Dollars
                   (IN THOUSANDS)
                   ---------------
Investment Income:
Interest income...........................  $  19,958
                                            ---------
Expenses:
Advisory fee..............................      1,476
Transfer agent............................        292
Postage and other expenses................         53
Registration and filing fees..............         51
Custodian fees............................         37
Auditing and legal........................         36
Printing, checks and stationery...........         36
Telephone and wire charges................         33
Insurance and dues........................         17
Directors' fees and expenses..............         13
                                            ---------
    Total Expenses before custody
     credits..............................      2,044
    Less: custody credits.................         (2)
                                            ---------
    Net expenses..........................      2,042
                                            ---------
Net Investment Income.....................     17,916
                                            ---------

Net Realized Gain on Investments..........         55
                                            ---------
Net Increase in Net Assets from
  Operations..............................  $  17,971
                                            ---------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                  THE VALUE LINE CASH FUND, INC.

Statement of Changes in Net Assets
for the years ended December 31, 1996 and 1995
------------------------------------------------------------------------

                                                                                       1996       1995
                                                                                     --------------------

                                                                                         (DOLLARS IN
                                                                                          THOUSANDS)
Operations:
  Net investment income............................................................  $  17,916  $  18,793
  Net realized gain on investments.................................................         55        110
                                                                                     --------------------
  Net Increase in Net Assets from Operations.......................................     17,971     18,903
                                                                                     --------------------

Distributions to Shareholders:
  Net investment income............................................................    (18,017)   (18,740)
                                                                                     --------------------

Capital Share Transactions:
  Net proceeds from sale of shares.................................................    755,880    475,475
  Net proceeds from reinvestment of dividends......................................     18,017     18,740
                                                                                     --------------------
                                                                                       773,897    494,215

  Cost of shares repurchased.......................................................   (771,397)  (476,667)
                                                                                     --------------------
  Increase from capital share transactions.........................................      2,500     17,548
                                                                                     --------------------
Total Increase in Net Assets.......................................................      2,454     17,711

Net Assets:
  Beginning of year................................................................    359,343    341,632
                                                                                     --------------------
  End of year......................................................................  $ 361,797  $ 359,343
                                                                                     --------------------

Undistributed net investment income at end of year.................................  $      --  $     101
                                                                                     --------------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

Notes to Financial Statements
-------------------------------------------

1.Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with liquidity and preservation of capital.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified-cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

2.Dividends, Distributions to Shareholders and Capital
  Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold,

--------------------------------------------------------------------------------

                                                  THE VALUE LINE CASH FUND, INC.

-------------------------------------------
shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3.Tax Information

At December 31, 1996, the aggregate cost of investments in securities and repurchase agreement for Federal income tax purposes is approximately $383,768,000. At December 31, 1996, there is no unrealized appreciation or depreciation of investments.

For Federal income-tax purposes, the Fund utilized approximately $55,000 of its capital loss carryover to offset realized gains during the year ended December 31, 1996. The Fund had a net capital loss carryover at December 31, 1996 of approximately $161,000, which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.Investment Advisory Contract, Management Fees, and
  Transactions with Affiliates

An advisory fee of $1,475,674 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended December 31, 1996. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

A fee of $2,880 for printing services was paid to the Adviser for the year ended December 31, 1996.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 57,930,627 shares of the Fund's capital stock, representing 16% of the outstanding shares at December 31, 1996. In addition, certain officers and directors of the Fund owned 5,451,138 shares of the Fund, representing 1.51% of the outstanding shares.

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

Financial Highlights
-------------------------------------------
Selected Data for a Share of Capital Stock Outstanding Throughout Each year:

                                                                 Years Ended December 31,
                                                ----------------------------------------------------------
                                                   1996        1995        1994        1993        1992
                                                ----------------------------------------------------------

Net asset value, beginning of year............  $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                                ----------------------------------------------------------
      Net investment income...................       .050        .054        .037        .031        .037
      Dividends from net investment income....      (.050)      (.054)      (.037)      (.031)      (.037)
                                                ----------------------------------------------------------
      Net realized loss on securities.........         --          --       (.005)         --          --
      Voluntary capital contribution from
        Adviser...............................         --          --        .005          --          --
                                                ----------------------------------------------------------
      Change in net asset value...............         --          --          --          --          --
                                                ----------------------------------------------------------
Net asset value, end of year..................  $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                                ----------------------------------------------------------
Total return..................................       5.00 %      5.40 %      3.69  (1)      3.06 %      3.74 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........  $ 361,797   $ 359,343   $ 341,632   $ 345,769   $ 415,190
Ratio of expenses to average net assets.......        .55 %       .57 %       .61 %       .60 %       .60 %
Ratio of net investment income to average net
  assets......................................       4.86 %      5.27 %      3.63 %      3.02 %      3.67 %

(1)THE TOTAL RETURN FOR 1994 REFLECTS THE EFFECT OF A VOLUNTARY CAPITAL CONTRIBUTION FROM THE ADVISER. WITHOUT SUCH CONTRIBUTION, THE TOTAL RETURN WOULD HAVE BEEN 3.18%.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                  THE VALUE LINE CASH FUND, INC.

Report of Independent Accountants
-------------------------------------------

To the Shareholders and Board of Directors of The Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NY 10036

February 10, 1997

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THE VALUE LINE CASH FUND, INC.

                         The Value Line Family of Funds
-------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.
1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992--VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing in a diversified portfolio of investment-debt securities with a dollar-weighted average portfolio maturity of between three and ten years.

1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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